Buildings and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Buildings and Equipment

A summary of buildings and equipment is presented below.

	DECEMBER 31, 2012
(In Millions)	ORIGINAL COST	ACCUMULATED DEPRECIATION	NET BOOK VALUE
Land and Improvements	$31.8	$0.6	$31.2
Buildings	258.0	133.9	124.1
Equipment	437.1	268.1	169.0
Leasehold Improvements	320.5	210.1	110.4
Buildings Leased under Capital Leases	82.5	47.3	35.2

Total Buildings and Equipment	$1,129.9	$660.0	$469.9